RELATED PARTIES	12 Months Ended
Dec. 31, 2013
RELATED PARTIES [Abstract]
RELATED PARTIES
NOTE 11 -     RELATED PARTIES

A.	Payroll and related amounts to related parties in 2013, 2012 and 2011 were $100, $100 and $147, respectively.

B.
On December 8, 2011 the Company has signed a termination agreement with Mr. Tzvika Shukhman, the Company's CEO, effective from December 31, 2011. From January 1, 2012 Mr. Tzvika Shukhman was hired as an external consultant who provides Metalink with consulting services.

This agreement and the termination agreement have been duly approved by the Audit Committee and Board of Directors of the Company and the shareholders of the Company.

The key terms of the termination agreement were as follows: Promptly following the termination date, Mr. Shukhman received $290, as severance payment for the term of his employment. Mr. Shukhman was entitled to a special bonus equal to 12% of our gross profit on our DSL business during 2011, based on our audited financial statements for the year ended December 31, 2011. Promptly following the termination date, we paid $133 on account of such bonus. The Company cashed out 96 vacation days accumulated until December 31, 2011 by Mr. Shukhman (worth approximately $65). Mr. Shukhman was also entitled to (i) approximately $1.2 for recreation pay, and (ii) retain the Company's equipment for a 30-day period following the termination date, except that the Company's car was to be returned by March 31, 2012 and certain computer equipment that will be retained until termination of the Consulting Agreement. Mr. Shukhman released the Company from past claims (in his capacity as an employee).

The key terms of the consulting agreement: Starting January 1, 2012, Mr. Shukhman will provide us consulting services that will generally consist of his service as CEO of the Company ("CEO Services") and the provision of consulting services in relation to our DSL business ("DSL Services"). In consideration for his CEO Services, where he undertook to commit approximately 100 hours per quarter, Mr. Shukhman will be entitled to a monthly fee of $8.3, payable until the 30th business day following the end of each month of service. Notwithstanding the foregoing, if the parties agree to reduce the scope of the consulting services such that they shall not include the CEO Services but only DSL Services, then Mr. Shukhman shall not be entitled to said monthly fee.

In consideration for his DSL Services, Mr. Shukhman will be entitled, for each fiscal quarter during the term of the Consulting Agreement, to a quarterly bonus equal to 29% of our gross profit on our DSL business payable within 10 business days following the publication of the Company's unaudited financial statements for the applicable fiscal quarter (to the extent that the agreement expires during any fiscal quarter, he will receive a pro rata amount out of the bonus for that quarter, if any). In addition, he will be entitled to 50% of such bonuses for six (6) months following the termination of the Consulting Agreement by the Company, solely with respect to any invoice that was issued with respect to DSL products during the said six (6) months period. Mr. Shukhman will receive a one-time grant of options to purchase up to 100,000 ordinary shares of the Company, in accordance with the following terms: (i) exercise price equal to $1.50 per share; (ii) the options will vest in 24 equal monthly installments starting January 1, 2012; (iii) the vesting of all options is fully accelerated in a change of control transaction or if the Company terminates the Consulting Agreement for no cause; and (iv) all other terms and conditions in connection with the above options shall be as set forth in the Company's stock option plan. The Consulting Agreement will continue until terminated, among others, by either party upon 90 day prior written notice. Mr. Shukhman agreed to a non-compete and non-solicitation undertaking for 12 months following termination.